UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2021

Aesther Healthcare Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40793	87-1309280
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

515 Madison Avenue, Suite 8078 New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 908-2658

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one half of one redeemable Warrant	AEHAU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	AEHA	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A common stock for $11.50 per share	AEHAW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On September 17, 2021, Aesther Healthcare Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 10,500,000 units (“Units”), which included the exercise of a portion (500,000 Units) of the underwriters’ option to purchase up to an additional 1,500,000 Units to cover over-allotments. Each Unit consists of one share of Class A common stock, $0.0001 par value per share (“Common Stock”) and one half of one redeemable warrant (“Public Warrant”), with each whole Public Warrant exercisable into one share of Common Stock at an exercise price of $11.50 per share, subject to adjustment, pursuant to the Company’s registration statement on Form S-1 (File No. 333-258012). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $105,000,000.

As previously reported on a Current Report on Form 8-K of the Company, on September 17, 2021, simultaneously with the consummation of the IPO, the Company completed the private placement (“Private Placement”) of an aggregate of 5,411,000 warrants to purchase shares of Common Stock at a purchase price of $1.00 per warrant (“Placement Warrants”), all of which were purchased by Aesther Healthcare Sponsor, LLC, generating total proceeds of $5,411,000.

A total of $107,100,000, comprised of the proceeds from the IPO and the proceeds of the Private Placement, net of the underwriting commissions, discounts, and offering expenses, was deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of September 17, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet as of September 17, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2021

Aesther Healthcare Acquisition Corp.

By:	/s/ Suren Ajjarapu
Name:	Suren Ajjarapu
Title:	Chief Executive Officer